This is filed pursuant to Rule 497(e).
File Nos. 811-8403 and 333-37177
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[LOGO] AllianceBernstein Investments, Inc.

                                   ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.--
                             AllianceBernstein Premier Growth Institutional Fund

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Supplement dated November 7, 2006 to the Prospectus dated March 1, 2006 for
AllianceBernstein Institutional Funds, Inc., offering shares of
AllianceBernstein Premier Growth Institutional Fund.

The shareholders of AllianceBernstein Premier Growth Institutional Fund (the "Fund") approved the acquisition of the Fund by AllianceBernstein Large Cap Growth Fund, Inc. The acquisition of the Fund is expected to take place in the 4th quarter of 2006.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

You should retain this supplement with your Prospectus for future reference.











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